Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact: Robert Leonard
Executive Vice President
(518) 381-3693

TrustCo to Release Third Quarter
2026 Results on October 21, 2026;
Conference Call on October 22, 2026

FOR IMMEDIATE RELEASE:

Glenville, New York – October 13, 2026

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that it will release third quarter 2026 results after the market close on October 21, 2026.  Results are released on the 21st of the reporting months (January, April, July and October), or on the next day that equity markets are open if the 21st falls on a Friday, weekend or holiday.  A conference call to discuss the results will be held at 9:00 a.m. Eastern Time on October 22, 2026.  Those wishing to participate in the call may dial toll-free for North America 1-833-461-5787, Meeting ID 638 789 515.

The call will also be audio webcast at https://events.q4inc.com/attendee/638789515. The webcast replay will be available for one year at the same link.  The earnings press release will be posted on the Company’s Investor Relations website at: https://trustcobank.q4ir.com/corporate-overview/corporate-profile/default.aspx.  Other information, including the Company’s most recent annual report, proxy statement and filings with the Securities and Exchange Commission can also be found at this website.

TrustCo Bank Corp NY is a $6.5 billion savings and loan holding company and through its subsidiary, Trustco Bank, operates 133 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.  For more information, visit www.trustcobank.com.

In addition, the Bank’s Wealth Management Department offers a full range of investment services, retirement planning and trust and estate administration services.

The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.

Forward-Looking Statements

All statements in this news release that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future developments, results or periods. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and such forward-looking statements are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in such statements. Examples of these include, but are not limited to: volatility in financial markets and the soundness of other financial institutions; U.S. government shutdowns, credit rating downgrades, or failure to increase the debt ceiling; changes in interest rates; the effects of inflation and inflationary pressures and changes in monetary and fiscal policies and laws, including changes in the Federal funds target rate by, and interest rate policies of, the Federal Reserve Board; ongoing armed conflicts (including the Russia/Ukraine conflict and the conflict in Israel and surrounding areas); the risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q; the other financial, operational and legal risks and uncertainties detailed from time to time in TrustCo’s cautionary statements contained in its filings with the Securities and Exchange Commission; and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers.  The forward-looking statements contained in this news release represent TrustCo management’s judgment as of the date of this news release. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.